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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2004

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2004, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2004-BC5)



                                   CWABS, Inc.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   333-118926                  95-4596514
          --------                   ----------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)


        4500 Park Granada
      Calabasas, California                                         91302
      ---------------------                                         -----
      (Address of Principal                                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (818) 225-3237


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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
              ------------

Description of the Mortgage Pool(1)
--------------------------------

         CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of December 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2004-BC5.

Item 9.01.    Financial Statements and Exhibits.
              ----------------------------------

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:



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(1)       Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 25, 2004 and the Prospectus Supplement dated December 21, 2004 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2004-BC5.

Exhibit No.     Description
99.1            Characteristics of the Final Mortgage Loans in the Mortgage Pool
                as of the Cut-off Date, relating to the Company's Asset-Backed
                Certificates, Series 2004-BC5.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        CWABS, INC.


                                        By:       /s/ Ruben Avilez
                                              ----------------------------------
                                        Name:     Ruben Avilez
                                        Title:    Vice President


Dated: January 10, 2005